UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 26, 2023

PPG INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-1687	25-0730780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Pittsburgh, Pennsylvania, 15272
(Address of Principal Executive Offices, and Zip Code)
(412) 434-3131
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.875% Notes due 2025	PPG 25A	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange
2.750% Notes due 2029	PPG 29A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 26, 2023, the Board of Directors of PPG Industries, Inc. (the “Company”) elected Timothy M. Knavish as Chairman and Chief Executive Officer, effective October 1, 2023. As previously reported, Michael H. McGarry will retire as Executive Chairman and as a director of the Company, effective October 1, 2023.

Mr. Knavish became President and Chief Executive Officer of the Company on January 1, 2023. Previously, Mr. Knavish served as Chief Operating Officer from March 1, 2022 through December 31, 2022. He previously served as Executive Vice President from October 2019 through February 2022, Senior Vice President, Architectural Coatings and President, PPG Europe, Middle East and Africa from January 2019 through September 2019, Senior Vice President, Industrial Coatings from October 2017 through December 2018, Senior Vice President, Automotive Coatings from March 2016 through September 2017, Vice President, Protective and Marine Coatings from August 2012 through February 2016 and Vice President, Automotive Coatings, Americas from March 2010 through July 2012. Mr. Knavish has been a director of the Company since October 20, 2022.

Also on September 26, 2023, Hugh Grant informed the Company’s Board of Directors that he plans to end his tenure as Chair of the Board’s Nominating and Governance Committee and as the Company’s independent lead director, effective October 1, 2023, and to retire from the Board, effective December 31, 2023. Mr. Grant will continue to serve as a director of the Company and as a member of the Nominating and Governance Committee and the Human Capital Management and Compensation Committee of the Board of Directors until his retirement. Mr. Grant’s decision was not due to any disagreement with the Company. The Board of Directors has elected Michael W. Lamach to succeed Mr. Grant as Chair of the Nominating and Governance Committee and as the Company’s independent lead director.

Press releases reporting Mr. Knavish’s election and Mr. Grant’s retirement and Mr. Lamach’s appointment are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of PPG Industries, Inc. dated September 26, 2023 reporting the election of Timothy M. Knavish as Chairman and Chief Executive Officer.
99.2	Press release of PPG Industries, Inc. dated September 26, 2023 reporting the retirement of Hugh Grant as a Director of PPG Industries, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: September 26, 2023	By:	/s/ Timothy M. Knavish
Timothy M. Knavish
President and Chief Executive Officer